Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The information presented herein reflects discontinued operations presentation for the spin-off of Ameriprise effective as of September 30, 2005 and certain dispositions, and is revised from previously reported results.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                        Quarters Ended                   Nine Months Ended
                                                         September 30,                     September 30,
                                                      ------------------   Percentage    ------------------       Percentage
                                                        2005      2004     Inc/(Dec)       2005      2004         Inc/(Dec)
                                                      --------  --------  -----------    --------  --------      -----------
Revenues
  Discount revenue                                    $  2,945  $  2,535         16.2%   $  8,558  $  7,432             15.1%
  Cardmember lending net finance charge revenue            648       562         15.6       1,877     1,664             12.9
  Net card fees                                            511       474          7.9       1,515     1,418              6.9
  Travel commissions and fees                              421       426         (1.0)      1,345     1,311              2.7
  Other commissions and fees                               628       574          7.7       1,816     1,668              8.4
  Securitization income, net                               353       295         19.7         965       807             19.6
  Other investment and interest income                     246       248         (1.0)        776       736              5.5
  Other                                                    316       362        (10.9)        978     1,025             (4.2)
                                                      --------  --------                 --------  --------
    Total                                                6,068     5,476         10.8      17,830    16,061             11.0
                                                      --------  --------                 --------  --------
Expenses
  Human resources                                        1,197     1,098          8.9       3,652     3,306             10.4
  Marketing, promotion, rewards
      and cardmember services                            1,492     1,286         16.0       4,260     3,545             20.2
  Provision for losses and benefits
      Charge card                                          299       206         45.3         748       593             26.1
      Cardmember lending                                   364       233         56.0         934       834             12.0
      Investment certificates and other                     76       117        (35.0)        278       230             20.4
                                                      --------  --------                 --------  --------
      Total                                                739       556         32.9       1,960     1,657             18.2
  Professional services                                    563       534          5.5       1,594     1,494              6.8
  Occupancy and equipment                                  346       328          5.6       1,038       974              6.6
  Interest                                                 238       201         18.3         671       592             13.3
  Communications                                           112       114         (1.9)        342       354             (3.2)
  Other                                                    301       345        (12.7)      1,024     1,228            (16.7)
                                                      --------  --------                 --------  --------
    Total                                                4,988     4,462         11.8      14,541    13,150             10.6
                                                      --------  --------                 --------  --------
Pretax income from continuing operations before
  accounting change                                      1,080     1,014          6.5       3,289     2,911             13.0
Income tax provision                                       215       312        (30.9)        819       894             (8.4)
                                                      --------  --------                 --------  --------
Income from continuing operations before
  accounting change                                        865       702         23.2       2,470     2,017             22.5

Income from discontinued operations, net of tax            165       177         (6.8)        519       603            (13.9)
                                                      --------  --------                 --------  --------
Income before cumulative effect of accounting change     1,030       879         17.1       2,989     2,620             14.1
Cumulative effect of accounting change                       -         -            -           -       (71)(A)            #
                                                      --------  --------                 --------  --------
Net income                                            $  1,030  $    879         17.1    $  2,989  $  2,549             17.3
                                                      ========  ========                 ========  ========

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                      September 30,     December 31,
                                                          2005              2004
                                                    ----------------  ----------------
Assets
  Cash and cash equivalents                         $              8  $              8
  Accounts receivable                                             33                32
  Investments                                                     22                22
  Loans                                                           37                34
  Other assets                                                     9                11
  Assets of discontinued operations                                -                87
                                                    ----------------  ----------------
    Total assets                                    $            109  $            194
                                                    ================  ================

Liabilities and Shareholders' Equity
  Short-term debt                                   $             15  $             14
  Long-term debt                                                  29                33
  Other liabilities                                               55                50
  Liabilities of discontinued operations                           -                81
                                                    ----------------  ----------------
    Total liabilities                                             99               178
                                                    ----------------  ----------------

  Shareholders' Equity*                                           10                16
                                                    ----------------  ----------------
    Total liabilities and shareholders' equity      $            109  $            194
                                                    ================  ================

* Total Shareholders' Equity at December 31, 2004 includes discontinued operations reflected in the Company's historical Consolidated Financial Statements.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                      Quarters Ended                   Nine Months Ended
                                                       September 30,                     September 30,
                                                    ------------------   Percentage    ------------------       Percentage
                                                      2005      2004     Inc/(Dec)       2005      2004         Inc/(Dec)
                                                    --------  --------  -----------    --------  --------      -----------
REVENUES
  U.S. Card Services                                $  3,035  $  2,618         15.9%   $  8,772  $  7,584             15.7%
  International Card & Global Commercial Services      2,238     2,059          8.6       6,698     6,164              8.7
  Global Network & Merchant Services                     716       659          8.9       2,097     1,936              8.4
                                                    --------  --------                 --------  --------
                                                       5,989     5,336         12.3      17,567    15,684             12.0
  Corporate & Other,
    including adjustments and eliminations                79       140        (43.6)        263       377            (31.4)
                                                    --------  --------                 --------  --------

CONSOLIDATED REVENUES                               $  6,068  $  5,476         10.8    $ 17,830  $ 16,061             11.0
                                                    ========  ========                 ========  ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                $    638  $    502         27.5    $  2,066  $  1,641             25.9
  International Card & Global Commercial Services        325       314          3.2         846       880             (3.6)
  Global Network & Merchant Services                     214       272        (20.8)        628       693             (9.4)
                                                    --------  --------                 --------  --------
                                                       1,177     1,088          8.2       3,540     3,214             10.2
  Corporate & Other                                      (97)      (74)        32.2        (251)     (303)           (16.6)
                                                    --------  --------                 --------  --------

PRETAX INCOME FROM CONTINUING OPERATIONS
BEFORE ACCOUNTING CHANGE                            $  1,080  $  1,014          6.5    $  3,289  $  2,911             13.0
                                                    ========  ========                 ========  ========

NET INCOME (LOSS)
  U.S. Card Services                                $    446  $    356         25.1    $  1,423  $  1,155             23.2
  International Card & Global Commercial Services        254       224         13.7         693       597             16.3
  Global Network & Merchant Services                     141       173        (18.6)        405       440             (8.1)
                                                    --------  --------                 --------  --------
                                                         841       753         11.7       2,521     2,192             15.0
  Corporate & Other                                       24       (51)           #         (51)     (175)           (71.2)
                                                    --------  --------                 --------  --------
  Income from continuing operations before
    accounting change                                    865       702         23.2       2,470     2,017             22.5

  Income from discontinued operations, net of tax        165       177         (6.8)        519       603            (13.9)
  Cumulative effect of accounting change                   -         -            -           -       (71)(A)            #
                                                    --------  --------                 --------  --------

NET INCOME                                          $  1,030  $    879         17.1    $  2,989  $  2,549             17.3
                                                    ========  ========                 ========  ========

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                      Quarters Ended                   Nine Months Ended
                                                       September 30,                     September 30,
                                                    ------------------   Percentage    ------------------       Percentage
                                                      2005      2004     Inc/(Dec)       2005      2004         Inc/(Dec)
                                                    --------  --------  -----------    --------  --------      -----------
EARNINGS PER COMMON SHARE

BASIC
   Income from continuing operations                $   0.70  $   0.56         25.0%   $   2.00  $   1.60             25.0%
   Income from discontinued operations                  0.14      0.14            -%       0.42      0.47            (10.6)%
   Cumulative effect of accounting change                  -         -            -           -     (0.05)(A)            #
                                                    --------  --------                 --------  --------
   Net income                                       $   0.84  $   0.70         20.0%   $   2.42  $   2.02             19.8%
                                                    ========  ========                 ========  ========

   Average common shares outstanding (millions)        1,229     1,251         (1.8)%     1,233     1,264             (2.4)%
                                                    ========  ========                 ========  ========

DILUTED
   Income from continuing operations                $   0.69  $   0.55         25.5%   $   1.96  $   1.56             25.6%
   Income from discontinued operations                  0.13      0.14         (7.1)%      0.42      0.47            (10.6)%
   Cumulative effect of accounting change                  -         -            -           -     (0.05)(A)            #
                                                    --------  --------                 --------  --------
   Net income                                       $   0.82  $   0.69         18.8%   $   2.38  $   1.98             20.2%
                                                    ========  ========                 ========  ========

   Average common shares outstanding (millions)        1,254     1,275         (1.7)%     1,257     1,289             (2.5)%
                                                    ========  ========                 ========  ========

Cash dividends declared per common share            $   0.12  $   0.12            -%   $   0.36  $   0.32             12.5%
                                                    ========  ========                 ========  ========

                       SELECTED STATISTICAL INFORMATION

                                                      Quarters Ended                   Nine Months Ended
                                                       September 30,                     September 30,
                                                    ------------------   Percentage    ------------------       Percentage
                                                      2005      2004     Inc/(Dec)       2005      2004         Inc/(Dec)
                                                    --------  --------  -----------    --------  --------      -----------
Return on average total shareholders' equity (B)        24.2%     21.5%                    24.2%     21.5%
Common shares outstanding (millions)                   1,239     1,255         (1.3)%     1,239     1,255             (1.3)%
Book value per common share*                        $   7.99  $  12.62        (36.7)%  $   7.99  $  12.62            (36.7)%
Shareholders' equity (billions)*                    $    9.9  $   15.8        (37.3)%  $    9.9  $   15.8            (37.3)%

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.05 on a basic and diluted per share basis, associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the historical Consolidated Financial Statements prepared in accordance with GAAP.

* Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's historical Consolidated Financial Statements.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                 Quarters Ended
                                                                  September 30,
                                                              ---------------------    Percentage
                                                                2005         2004      Inc/(Dec)
                                                              ---------   ---------   ------------
Card billed business (A):
  United States                                               $      89   $      76           18.7%
  Outside the United States                                          33          27           17.7
                                                              ---------   ---------
    Total                                                     $     122   $     103           18.4
                                                              =========   =========
Total cards-in-force (millions):
  United States                                                    42.0        38.0           10.4%
  Outside the United States                                        27.0        25.3            7.1
                                                              ---------   ---------
    Total                                                          69.0        63.3            9.1
                                                              =========   =========
Basic cards-in-force (millions):
  United States                                                    31.9        28.9           10.6%
  Outside the United States                                        22.4        20.8            7.8
                                                              ---------   ---------
    Total                                                          54.3        49.7            9.4
                                                              =========   =========

Average discount rate (B)                                          2.57%       2.60%
Average quarterly basic cardmember spending (dollars) (A)     $   2,610   $   2,330           12.0%
Average fee per card - managed (dollars) (A)                  $      35   $      34            2.9%
Travel sales                                                  $     4.8   $     4.6            4.9%
  Travel commissions and fees/sales (C)                             8.7%        9.2%
Worldwide Travelers Cheque and prepaid products:
  Sales                                                       $     5.8   $     5.8           (0.5)%
  Average outstanding                                         $     7.3   $     7.1            2.8%
  Average investments                                         $     7.9   $     7.6            3.9%
  Investment yield                                                  5.1%        5.4%
  Tax equivalent yield                                              7.8%        8.3%

(A) Card billed business and cards-in-force include activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been restated on a historical basis from those previously disclosed, primarily to retain in the computation the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.

(C) Computed from information provided herein.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                 Quarters Ended
                                                                  September 30,
                                                              ---------------------    Percentage
                                                                2005         2004      Inc/(Dec)
                                                              ---------   ---------   ------------
Worldwide cardmember receivables:
  Total receivables                                           $    31.9   $    28.6           11.5%
  90 days past due as a % of total                                  1.7%        1.8%
  Loss reserves (millions):                                   $     909   $     847            7.4%
    % of receivables                                                2.9%        3.0%
    % of 90 days past due                                           173%        160%
  Net loss ratio as a % of charge volume                           0.27%       0.26%

Worldwide cardmember lending - owned basis:
  Total loans                                                 $    29.9   $    25.2           18.4%
  30 days past due loans as a % of total                            2.5%        2.5%
  Loss reserves (millions):
    Beginning balance                                         $     888   $   1,030          (13.9)%
      Provision                                                     325         205           59.1
      Net write-offs                                               (280)       (255)           9.6
      Other                                                          19          28          (35.0)
                                                              ---------   ---------
    Ending balance                                            $     952   $   1,008           (5.6)
                                                              =========   =========
    % of loans                                                      3.2%        4.0%
    % of past due                                                   128%        159%
  Average loans                                               $    28.3   $    26.2            8.0%
  Net write-off rate                                                4.0%        3.9%
  Net finance charge revenue*/average loans                         9.2%        8.6%

Worldwide cardmember lending - managed basis:
  Total loans                                                 $    50.6   $    45.6           11.0%
  30 days past due loans as a % of total                            2.4%        2.5%
  Loss reserves (millions):
    Beginning balance                                         $   1,367   $   1,535          (11.0)%
      Provision                                                     510         437           16.7
      Net write-offs                                               (494)       (463)          (6.7)
      Other                                                          18          28          (35.0)
                                                              ---------   ---------
    Ending balance                                            $   1,401   $   1,537           (8.9)
                                                              =========   =========
    % of loans                                                      2.8%        3.4%
    % of past due                                                   114%        132%
  Average loans                                               $    49.6   $    45.3            9.4%
  Net write-off rate                                                4.0%        4.1%
  Net finance charge revenue*/average loans                         9.4%        9.1%

# - Denotes a variance of more than 100%.

* - Computed on an annualized basis.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                   Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,        March 31,     December 31,    September 30,
                                                        2005            2005            2005            2004            2004
                                                   --------------  --------------  --------------  --------------  --------------
Revenues
  Discount revenue                                 $        2,945  $        2,941  $        2,672  $        2,817  $        2,535
  Cardmember lending net finance charge revenue               648             637             592             560             562
  Net card fees                                               511             506             498             491             474
  Travel commissions and fees                                 421             502             422             484             426
  Other commissions and fees                                  628             611             577             616             574
  Securitization income, net                                  353             296             316             325             295
  Other investment and interest income                        246             269             261             261             248
  Other                                                       316             328             334             349             362
                                                   --------------  --------------  --------------  --------------  --------------
    Total                                                   6,068           6,090           5,672           5,903           5,476
                                                   --------------  --------------  --------------  --------------  --------------
Expenses
  Human resources                                           1,197           1,268           1,187           1,232           1,098
  Marketing, promotion, rewards
      and cardmember services                               1,492           1,445           1,323           1,420           1,286
  Provision for losses and benefits
      Charge card                                             299             234             215             240             206
      Cardmember lending                                      364             275             295             296             233
      Investment certificates and other                        76             123              79              71             117
                                                   --------------  --------------  --------------  --------------  --------------
      Total                                                   739             632             589             607             556
  Professional services                                       563             544             487             647             534
  Occupancy and equipment                                     346             356             336             379             328
  Interest                                                    238             232             201             222             201
  Communications                                              112             113             117             120             114
  Other                                                       301             379             344             356             345
                                                   --------------  --------------  --------------  --------------  --------------
    Total                                                   4,988           4,969           4,584           4,983           4,462
                                                   --------------  --------------  --------------  --------------  --------------
Pretax income from continuing operations                    1,080           1,121           1,088             920           1,014
Income tax provision                                          215             261             343             251             312
                                                   --------------  --------------  --------------  --------------  --------------
Income from continuing operations                             865             860             745             669             702

Income from discontinued operations, net of tax               165             153             201             227             177
                                                   --------------  --------------  --------------  --------------  --------------
Net income                                         $        1,030  $        1,013  $          946  $          896  $          879
                                                   ==============  ==============  ==============  ==============  ==============

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                   Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,        March 31,     December 31,    September 30,
                                                        2005            2005            2005            2004            2004
                                                   --------------  --------------  --------------  --------------  --------------
REVENUES
  U.S. Card Services                               $        3,035  $        2,968  $        2,769  $        2,811  $        2,618
  International Card & Global Commercial Services           2,238           2,299           2,161           2,265           2,059
  Global Network & Merchant Services                          716             718             663             703             659
                                                   --------------  --------------  --------------  --------------  --------------
                                                            5,989           5,985           5,593           5,779           5,336
  Corporate & Other,
    including adjustments and eliminations                     79             105              79             124             140
                                                   --------------  --------------  --------------  --------------  --------------

CONSOLIDATED REVENUES                              $        6,068  $        6,090  $        5,672  $        5,903  $        5,476
                                                   ==============  ==============  ==============  ==============  ==============

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                               $          638  $          710  $          718  $          499  $          502
  International Card & Global Commercial Services             325             263             258             236             314
  Global Network & Merchant Services                          214             244             170             211             272
                                                   --------------  --------------  --------------  --------------  --------------
                                                            1,177           1,217           1,146             946           1,088

  Corporate & Other                                           (97)            (96)            (58)            (26)            (74)
                                                   --------------  --------------  --------------  --------------  --------------

PRETAX INCOME FROM CONTINUING OPERATIONS           $        1,080  $        1,121  $        1,088  $          920  $        1,014
                                                   ==============  ==============  ==============  ==============  ==============

NET INCOME (LOSS)
  U.S. Card Services                               $          446  $          485  $          492  $          363  $          356
  International Card & Global Commercial Services             254             237             202             184             224
  Global Network & Merchant Services                          141             154             110             134             173
                                                   --------------  --------------  --------------  --------------  --------------
                                                              841             876             804             681             753

  Corporate & Other                                            24             (16)            (59)            (12)            (51)
                                                   --------------  --------------  --------------  --------------  --------------
  Income from continuing operations                           865             860             745             669             702

  Income from discontinued operations, net of tax             165             153             201             227             177
                                                   --------------  --------------  --------------  --------------  --------------

NET INCOME                                         $        1,030  $        1,013  $          946  $          896  $          879
                                                   ==============  ==============  ==============  ==============  ==============

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                   Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,        March 31,     December 31,    September 30,
                                                        2005            2005            2005            2004            2004
                                                   --------------  --------------  --------------  --------------  --------------
EARNINGS PER COMMON SHARE

BASIC
   Income from continuing operations               $         0.70  $         0.70  $         0.60  $         0.54  $         0.56
   Income from discontinued operations                       0.14            0.12            0.16            0.18            0.14
                                                   --------------  --------------  --------------  --------------  --------------
   Net income                                      $         0.84  $         0.82  $         0.76  $         0.72  $         0.70
                                                   ==============  ==============  ==============  ==============  ==============

   Average common shares outstanding (millions)             1,229           1,231           1,239           1,242           1,251
                                                   ==============  ==============  ==============  ==============  ==============

DILUTED
   Income from continuing operations               $         0.69  $         0.69  $         0.59  $         0.53  $         0.55
   Income from discontinued operations                       0.13            0.12            0.16            0.18            0.14
                                                   --------------  --------------  --------------  --------------  --------------
   Net income                                      $         0.82  $         0.81  $         0.75  $         0.71  $         0.69
                                                   ==============  ==============  ==============  ==============  ==============

   Average common shares outstanding (millions)             1,254           1,254           1,264           1,270           1,275
                                                   ==============  ==============  ==============  ==============  ==============

Cash dividends declared per common share           $         0.12  $         0.12  $         0.12  $         0.12  $         0.12
                                                   ==============  ==============  ==============  ==============  ==============

                               SELECTED STATISTICAL INFORMATION

                                                                                   Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,        March 31,     December 31,    September 30,
                                                        2005            2005            2005            2004            2004
                                                   --------------  --------------  --------------  --------------  --------------
Return on average total shareholders' equity (A)             24.2%           23.1%           22.8%           22.0%           21.5%
Common shares outstanding (millions)                        1,239           1,240           1,245           1,249           1,255
Book value per common share*                       $         7.99  $        13.84  $        12.95  $        12.83  $        12.62
Shareholders' equity (billions)*                   $          9.9  $         17.2  $         16.1  $         16.0  $         15.8

(A) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

* Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's historical Consolidated Financial Statements.

(Preliminary)
                            AMERICAN EXPRESS COMPANY
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,        March 31,     December 31,    September 30,
                                                        2005            2005            2005            2004            2004
                                                   --------------  --------------  --------------  --------------  --------------
Card billed business (A):
  United States                                    $           89  $           89  $           79  $           84  $           76
  Outside the United States                                    33              32              30              32              27
                                                   --------------  --------------  --------------  --------------  --------------
    Total                                          $          122  $          121  $          109  $          116  $          103
                                                   ==============  ==============  ==============  ==============  ==============
Total cards-in-force (millions):
  United States                                              42.0            41.0            40.3            39.9            38.0
  Outside the United States                                  27.0            26.3            25.8            25.5            25.3
                                                   --------------  --------------  --------------  --------------  --------------
    Total                                                    69.0            67.3            66.1            65.4            63.3
                                                   ==============  ==============  ==============  ==============  ==============
Basic cards-in-force (millions):
  United States                                              31.9            31.1            30.6            30.3            28.9
  Outside the United States                                  22.4            21.8            21.3            21.0            20.8
                                                   --------------  --------------  --------------  --------------  --------------
    Total                                                    54.3            52.9            51.9            51.3            49.7
                                                   ==============  ==============  ==============  ==============  ==============

Average discount rate (B)                                    2.57%           2.58%           2.60%           2.58%           2.60%
Average quarterly basic cardmember spending
  (dollars) (A)                                    $        2,610  $        2,640  $        2,412  $        2,589  $        2,330
Average fee per card - managed (dollars) (A)       $           35  $           35  $           35  $           35  $           34
Travel sales                                       $          4.8  $          5.6  $          5.0  $          5.3  $          4.6
  Travel commissions and fees/sales (C)                       8.7%            8.9%            8.4%            9.1%            9.2%
Worldwide Travelers Cheque and prepaid products:
  Sales                                            $          5.8  $          4.9  $          4.2  $          4.9  $          5.8
  Average outstanding                              $          7.3  $          7.1  $          7.1  $          7.0  $          7.1
  Average investments                              $          7.9  $          7.7  $          7.8  $          7.6  $          7.6
  Investment yield                                            5.1%            5.2%            5.2%            5.4%            5.4%
  Tax equivalent yield                                        7.8%            8.0%            8.0%            8.3%            8.3%

(A) Card billed business and cards-in-force include activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been restated on a historical basis from those previously disclosed, primarily to retain in the computation the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.

(C) Computed from information provided herein.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                  -------------------------------------------------------------------------
                                                  September 30,    June 30,     March 31,    December 31,     September 30,
                                                      2005           2005         2005           2004             2004
                                                  -------------    ---------    ---------    -------------    -------------
Worldwide cardmember receivables:
  Total receivables                               $        31.9    $    31.5    $    30.0    $        31.1    $        28.6
  90 days past due as a % of total                          1.7%         1.7%         1.9%             1.8%             1.8%
  Loss reserves (millions):                       $         909    $     848    $     831    $         806    $         847
    % of receivables                                        2.9%         2.7%         2.8%             2.6%             3.0%
    % of 90 days past due                                   173%         160%         147%             146%             160%
  Net loss ratio as a % of charge volume                   0.27%        0.25%        0.23%            0.25%            0.26%

Worldwide cardmember lending - owned basis:
  Total loans                                     $        29.9    $    28.1    $    25.9    $        26.9    $        25.2
  30 days past due loans as a % of total                    2.5%         2.4%         2.7%             2.4%             2.5%
  Loss reserves (millions):
    Beginning balance                             $         888    $     918    $     972    $       1,008    $       1,030
      Provision                                             325          262          266              272              205
      Net write-offs                                       (280)        (285)        (267)            (254)            (255)
      Other                                                  19           (7)         (53)             (54)              28
                                                  -------------    ---------    ---------    -------------    -------------
    Ending balance                                $         952    $     888    $     918    $         972    $       1,008
                                                  =============    =========    =========    =============    =============
    % of loans                                              3.2%         3.2%         3.6%             3.6%             4.0%
    % of past due                                           128%         133%         134%             151%             159%
  Average loans                                   $        28.3    $    27.5    $    26.3    $        26.2    $        26.2
  Net write-off rate                                        4.0%         4.1%         4.1%             3.9%             3.9%
  Net finance charge revenue*/average loans                 9.2%         9.3%         9.0%             8.6%             8.6%

Worldwide cardmember lending - managed basis:
  Total loans                                     $        50.6    $    48.8    $    46.3    $        47.2    $        45.6
  30 days past due loans as a % of total                    2.4%         2.3%         2.6%             2.4%             2.5%
  Loss reserves (millions):
    Beginning balance                             $       1,367    $   1,419    $   1,475    $       1,537    $       1,535
      Provision                                             510          445          471              463              437
      Net write-offs                                       (494)        (490)        (474)            (471)            (463)
      Other                                                  18           (7)         (53)             (54)              28
                                                  -------------    ---------    ---------    -------------    -------------
    Ending balance                                $       1,401    $   1,367    $   1,419    $       1,475    $       1,537
                                                  =============    =========    =========    =============    =============
    % of loans                                              2.8%         2.8%         3.1%             3.1%             3.4%
    % of past due                                           114%         121%         120%             129%             132%
  Average loans                                   $        49.6    $    47.5    $    46.4    $        46.5    $        45.3
  Net write-off rate                                        4.0%         4.1%         4.1%             4.1%             4.1%
  Net finance charge revenue*/average loans                 9.4%         9.2%         9.1%             9.0%             9.1%

* - Computed on an annualized basis.

(Preliminary)
                              U.S. CARD SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                       Quarters Ended
                                                        September 30,
                                                     -------------------   Percentage
                                                       2005       2004      Inc/(Dec)
                                                     --------   --------   ----------
Revenues:
  Discount revenue, net card fees and other          $  2,224   $  1,982         12.2%
  Cardmember lending:
      Finance charge revenue                              614        445         38.1
      Interest expense                                    156        104         50.9
                                                     --------   --------
        Net finance charge revenue                        458        341         34.2
  Securitization income, net                              353        295         19.8
                                                     --------   --------
      Total                                             3,035      2,618         15.9
                                                     --------   --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                             1,003        854         17.5
  Provision for losses                                    458        438          4.4
  Human resources and other operating expenses            936        824         13.5
                                                     --------   --------
      Total                                             2,397      2,116         13.2
                                                     --------   --------
Pretax segment income                                     638        502         27.5
Income tax provision                                      192        146         33.3
                                                     --------   --------
Segment income                                       $    446   $    356         25.1
                                                     ========   ========

(Preliminary)
                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended September 30,
(Millions)

                                           GAAP Basis                     Securitization Effect
                                     ---------------------  Percentage    ---------------------
                                       2005         2004     Inc/(Dec)      2005         2004
                                     --------     --------  ----------    --------     --------
Revenues:
  Discount revenue, net card fees
    and other                        $  2,224     $  1,982        12.2%   $     53     $     53
  Cardmember lending:
      Finance charge revenue              614          445        38.1         721          573
      Interest expense                    156          104        50.9         209          108
                                     --------     --------                --------     --------
        Net finance charge revenue        458          341        34.2         512          465
  Securitization income, net              353          295        19.8        (353)        (295)
                                     --------     --------                --------     --------
      Total                             3,035        2,618        15.9         212          223
                                     --------     --------                --------     --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services             1,003          854        17.5          (2)          (6)
  Provision for losses                    458          438         4.4         215          232
  Human resources and other
    operating expenses                    936          824        13.5          (1)          (3)
                                     --------     --------                --------     --------
      Total                             2,397        2,116        13.2    $    212     $    223
                                     --------     --------                --------     --------
Pretax segment income                     638          502        27.5
Income tax provision                      192          146        33.3
                                     --------     --------
Segment income                       $    446     $    356        25.1
                                     ========     ========

                                     Tax Equivalent Effect       Managed Basis
                                     ---------------------   ---------------------   Percentage
                                       2005         2004       2005         2004      Inc/(Dec)
                                     --------     --------   --------     --------   ----------
Revenues:
  Discount revenue, net card fees
    and other                        $     56     $     57   $  2,333     $  2,092         11.6%
  Cardmember lending:
      Finance charge revenue                                    1,335        1,018         31.1
      Interest expense                                            365          212         71.9
                                                             --------     --------
        Net finance charge revenue                                970          806         20.4
  Securitization income, net                                        -            -            -
                                     --------     --------   --------     --------
      Total                                56           57      3,303        2,898         14.0
                                     --------     --------   --------     --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                     1,001          848         18.1
  Provision for losses                                            673          670          0.4
  Human resources and other
    operating expenses                                            935          821         13.8
                                                             --------     --------
      Total                                                     2,609        2,339         11.5
                                     --------     --------   --------     --------
Pretax segment income                      56           57        694          559         24.6
Income tax provision                 $     56     $     57   $    248     $    203         23.5
                                     --------     --------   --------     --------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended September 30, 2005 and 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $3 million and $9 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $2 million and $6 million, respectively, and other operating expenses of $1 million and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended September 30, 2005 and 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)
                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                              GAAP Basis              Securitization Effect
                                                     ---------------------------   ---------------------------
                                                       June 30,       March 31,      June 30,       March 31,
                                                         2005           2005           2005           2005
                                                     ------------   ------------   ------------   ------------
Revenues:
  Discount revenue, net card fees and other          $      2,225   $      2,051   $         51   $         53
  Cardmember lending:
      Finance charge revenue                                  587            522            618            609
      Interest expense                                        140            120            164            140
                                                     ------------   ------------   ------------   ------------
        Net finance charge revenue                            447            402            454            469
  Securitization income, net                                  296            316           (296)          (316)
                                                     ------------   ------------   ------------   ------------
      Total                                                 2,968          2,769            209            206
                                                     ------------   ------------   ------------   ------------
Expenses:
  Marketing, promotion, rewards and cardmember
    services                                                  974            837             (1)            (4)
  Provision for losses                                        367            342            210            212
  Human resources and other operating expenses                917            872              -             (2)
                                                     ------------   ------------   ------------   ------------
      Total                                                 2,258          2,051   $        209   $        206
                                                     ------------   ------------   ------------   ------------
Pretax segment income                                         710            718
Income tax provision                                          225            226
                                                     ------------   ------------
Segment income                                       $        485   $        492
                                                     ============   ============

                                                        Tax Equivalent Effect             Managed Basis
                                                     ---------------------------   ---------------------------
                                                       June 30,       March 31,      June 30,       March 31,
                                                         2005           2005           2005           2005
                                                     ------------   ------------   ------------   ------------
Revenues:
  Discount revenue, net card fees and other          $         57   $         57   $      2,333   $      2,161
  Cardmember lending:
      Finance charge revenue                                                              1,205          1,131
      Interest expense                                                                      304            260
                                                                                   ------------   ------------
        Net finance charge revenue                                                          901            871
  Securitization income, net                                                                  -              -
                                                     ------------   ------------   ------------   ------------
      Total                                                    57             57          3,234          3,032
                                                     ------------   ------------   ------------   ------------
Expenses:
  Marketing, promotion, rewards and cardmember
    services                                                                                973            833
  Provision for losses                                                                      577            554
  Human resources and other operating expenses                                              917            870
                                                                                   ------------   ------------
      Total                                                                               2,467          2,257
                                                     ------------   ------------   ------------   ------------
Pretax segment income                                          57             57            767            775
Income tax provision                                 $         57   $         57   $        282   $        283
                                                     ------------   ------------   ------------   ------------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended June 30, 2005 and March 30, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $1 million and $6 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $1 million and $4 million, respectively, and other operating expenses of nil and $2 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2005 and March 31, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)
                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarter Ended
(Millions)

                                                             GAAP Basis               Securitization Effect
                                                     ---------------------------   ---------------------------
                                                     December 31,  September 30,   December 31,  September 30,
                                                         2004          2004            2004           2004
                                                     ------------  -------------   ------------  -------------
Revenues:
  Discount revenue, net card fees and other          $      2,127  $       1,982   $         54  $          53
  Cardmember lending:
      Finance charge revenue                                  455            445            621            573
      Interest expense                                         96            104            132            108
                                                     ------------  -------------   ------------  -------------
        Net finance charge revenue                            359            341            489            465
  Securitization income, net                                  325            295           (325)          (295)
                                                     ------------  -------------   ------------  -------------
      Total                                                 2,811          2,618            218            223
                                                     ------------  -------------   ------------  -------------
Expenses:
  Marketing, promotion, rewards and cardmember
    services                                                  976            854              -             (6)
  Provision for losses                                        386            438            218            232
  Human resources and other operating expenses                950            824              -             (3)
                                                     ------------  -------------   ------------  -------------
      Total                                                 2,312          2,116   $        218  $         223
                                                     ------------  -------------   ------------  -------------
Pretax segment income                                         499            502
Income tax provision                                          136            146
                                                     ------------  -------------
Segment income                                       $        363  $         356
                                                     ============  =============

                                                        Tax Equivalent Effect             Managed Basis
                                                     ---------------------------   ---------------------------
                                                     December 31,  September 30,   December 31,  September 30,
                                                         2004          2004            2004           2004
                                                     ------------  -------------   ------------  -------------
Revenues:
  Discount revenue, net card fees and other          $         57  $          57   $      2,238  $       2,092
  Cardmember lending:
      Finance charge revenue                                                              1,076          1,018
      Interest expense                                                                      228            212
                                                                                   ------------  -------------
        Net finance charge revenue                                                          848            806
  Securitization income, net                                                                  -              -
                                                     ------------  -------------   ------------  -------------
      Total                                                    57             57          3,086          2,898
                                                     ------------  -------------   ------------  -------------
Expenses:
  Marketing, promotion, rewards and cardmember
    services                                                                                976            848
  Provision for losses                                                                      604            670
  Human resources and other operating expenses                                              950            821
                                                                                   ------------  -------------
      Total                                                                               2,530          2,339
                                                     ------------  -------------   ------------  -------------
Pretax segment income                                          57             57            556            559
Income tax provision                                 $         57  $          57   $        193  $         203
                                                     ------------  -------------   ------------  -------------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended September 30, 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $9 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and other operating expenses of $3 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended December 31, 2004 and September 30, 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)
                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                 Quarters Ended
                                                                  September 30,
                                                          ----------------------------     Percentage
                                                              2005            2004          Inc/(Dec)
                                                          ------------    ------------    ------------
Card billed business:                                     $         74    $         63            18.5%
Total cards-in-force (millions):                                  36.9            34.4             7.1
Basic cards-in-force (millions):                                  27.2            25.3             7.4
Average quarterly basic cardmember spending (dollars)     $      2,765    $      2,498            10.7%

U.S. Consumer Travel
  Travel sales                                            $        0.5    $        0.4            16.1%
  Travel commissions and fees/sales                                8.6%            8.5%

Worldwide Travelers Cheque and prepaid products:
  Sales                                                   $        5.8    $        5.8            (0.5)%
  Average outstanding                                     $        7.3    $        7.1             2.8%
  Average investments                                     $        7.9    $        7.6             4.0%
  Investment yield                                                 5.1%            5.4%
  Tax equivalent yield                                             7.8%            8.3%

Total segment assets                                      $       65.2    $       54.3            20.0%
Segment capital                                           $        4.9    $        4.1            18.5%
Return on segment capital (A)                                     40.0%           39.3%

Cardmember receivables:
  Total receivables                                       $       16.8    $       15.3             9.0%
  90 days past due as a % of total                                 2.0%            2.2%
  Net loss ratio as a % of charge volume                          0.30%           0.32%

Cardmember lending - owned basis:
  Total loans                                             $       22.4    $       17.2            29.7%
  30 days past due loans as a % of total                           2.4%            2.4%
  Average loans                                           $       20.9    $       18.2            14.6%
  Net write-off rate                                               3.6%            3.7%
  Net finance charge revenue*/average loans                        8.7%            7.5%

Cardmember lending - managed basis:
  Total loans                                             $       43.0    $       37.5            14.7%
  30 days past due loans as a % of total                           2.4%            2.5%
  Average loans                                           $       42.3    $       37.4            13.1%
  Net write-off rate                                               3.8%            4.0%
  Net finance charge revenue*/average loans                        9.2%            8.6%

(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* Computed on an annualized basis.

(Preliminary)
                              U.S. CARD SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                                     Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                         2005             2005           2005             2004           2004
                                                     -------------   -------------   -------------   -------------   -------------
Revenues:
  Discount revenue, net card fees and other          $       2,224   $       2,225   $       2,051   $       2,127   $       1,982
  Cardmember lending:
      Finance charge revenue                                   614             587             522             455             445
      Interest expense                                         156             140             120              96             104
                                                     -------------   -------------   -------------   -------------   -------------
        Net finance charge revenue                             458             447             402             359             341
  Securitization income, net                                   353             296             316             325             295
                                                     -------------   -------------   -------------   -------------   -------------
      Total                                                  3,035           2,968           2,769           2,811           2,618
                                                     -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards and cardmember
    services                                                 1,003             974             837             976             854
  Provision for losses                                         458             367             342             386             438
  Human resources and other operating expenses                 936             917             872             950             824
                                                     -------------   -------------   -------------   -------------   -------------
      Total                                                  2,397           2,258           2,051           2,312           2,116
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income                                          638             710             718             499             502
Income tax provision                                           192             225             226             136             146
                                                     -------------   -------------   -------------   -------------   -------------
Segment income                                       $         446   $         485   $         492   $         363   $         356
                                                     =============   =============   =============   =============   =============

(Preliminary)
                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                     Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,        March 31,     December 31,   September 30,
                                                         2005             2005            2005            2004           2004
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business:                                $          74   $          73   $          65   $          70   $          63
Total cards-in-force (millions):                              36.9            36.1            35.5            35.0            34.4
Basic cards-in-force (millions):                              27.2            26.5            26.1            25.7            25.3
Average quarterly basic cardmember spending
  (dollars)                                          $       2,765   $       2,769   $       2,506   $       2,734   $       2,498

U.S. Consumer Travel
  Travel sales                                       $         0.5   $         0.5   $         0.4   $         0.3   $         0.4
  Travel commissions and fees/sales                            8.6%            8.8%            9.0%           10.3%            8.5%

Worldwide Travelers Cheque and prepaid products:
  Sales                                              $         5.8   $         4.9   $         4.2   $         4.9   $         5.8
  Average outstanding                                $         7.3   $         7.1   $         7.1   $         7.0   $         7.1
  Average investments                                $         7.9   $         7.7   $         7.8   $         7.6   $         7.6
  Investment yield                                             5.1%            5.2%            5.2%            5.4%            5.4%
  Tax equivalent yield                                         7.8%            8.0%            8.0%            8.3%            8.3%

Total segment assets                                 $        65.2   $        60.9   $        57.7   $        58.3   $        54.3
Segment capital                                      $         4.9   $         4.5   $         4.4   $         4.5   $         4.1
Return on segment capital (A)                                 40.0%           39.4%           39.5%           38.2%           39.3%

Cardmember receivables:
  Total receivables                                  $        16.8   $        16.8   $        15.7   $        17.4   $        15.3
  90 days past due as a % of total                             2.0%            2.0%            2.3%            2.0%            2.2%
  Net loss ratio as a % of charge volume                      0.30%           0.29%           0.25%           0.29%           0.32%

Cardmember lending - owned basis:
  Total loans                                        $        22.4   $        20.9   $        18.7   $        19.6   $        17.2
  30 days past due loans as a % of total                       2.4%            2.3%            2.6%            2.4%            2.4%
  Average loans                                      $        20.9   $        20.3   $        19.2   $        18.1   $        18.2
  Net write-off rate                                           3.6%            3.9%            3.9%            3.7%            3.7%
  Net finance charge revenue*/average loans                    8.7%            8.8%            8.4%            7.9%            7.5%

Cardmember lending - managed basis:
  Total loans                                        $        43.0   $        41.6   $        39.2   $        39.9   $        37.5
  30 days past due loans as a % of total                       2.4%            2.2%            2.5%            2.5%            2.5%
  Average loans                                      $        42.3   $        40.3   $        39.3   $        38.3   $        37.4
  Net write-off rate                                           3.8%            4.0%            4.1%            4.0%            4.0%
  Net finance charge revenue*/average loans                    9.2%            8.9%            8.9%            8.8%            8.6%

(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* Computed on an annualized basis.

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                            Quarters Ended
                                                             September 30,
                                                       -----------------------   Percentage
                                                          2005         2004       Inc/(Dec)
                                                       ----------   ----------   ----------
Revenues:
  Discount revenue, net card fees and other            $    2,067   $    1,902          8.6%
  Cardmember lending:
      Finance charge revenue                                  259          222         16.3
      Interest expense                                         88           65         34.9
                                                       ----------   ----------
        Net finance charge revenue                            171          157          8.6
                                                       ----------   ----------
      Total                                                 2,238        2,059          8.6
                                                       ----------   ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                   310          285          8.6
  Provision for losses and benefits                           270          174         54.5
  Human resources and other operating expenses              1,333        1,286          3.8
                                                       ----------   ----------
      Total                                                 1,913        1,745          9.7
                                                       ----------   ----------
Pretax segment income                                         325          314          3.2
Income tax provision                                           71           90        (22.7)
                                                       ----------   ----------
Segment income                                         $      254   $      224         13.7
                                                       ==========   ==========

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended September 30,
(Millions)

                                                                                 Foreign Exchange
                                                GAAP Basis                  Services Reclassification   Managed Basis
                                             ----------------  Percentage   -------------------------  ----------------  Percentage
                                              2005     2004     Inc/(Dec)        2005         2004      2005     2004     Inc/(Dec)
                                             -------  -------  ----------   -------------  ----------  -------  -------  ----------
Revenues:
  Discount revenue, net card fees and other  $ 2,067  $ 1,902         8.6%  $          36  $       47  $ 2,103  $ 1,949         7.9%
  Cardmember lending:
      Finance charge revenue                     259      222        16.3
      Interest expense                            88       65        34.9
                                             -------  -------
        Net finance charge revenue               171      157         8.6
                                             -------  -------               -------------  ----------  -------  -------
      Total                                    2,238    2,059         8.6              36          47    2,274    2,106         7.9
                                             -------  -------               -------------  ----------  -------  -------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                      310      285         8.6
  Provision for losses and benefits              270      174        54.5
  Human resources and other operating
    expenses                                   1,333    1,286         3.8              36          47    1,369    1,333         2.8
                                             -------  -------               -------------  ----------  -------  -------
      Total                                    1,913    1,745         9.7   $          36  $       47  $ 1,949  $ 1,792         8.7
                                             -------  -------               -------------  ----------  -------  -------
Pretax segment income                            325      314         3.2
Income tax provision                              71       90       (22.7)
                                             -------  -------
Segment income                               $   254  $   224        13.7
                                             =======  =======

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed Selected Financial Information above for the quarters ended September 30, 2005 and 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                                                                      Foreign Exchange
                                                                GAAP Basis                        Services Reclassification
                                                ----------------------------------------  ----------------------------------------
                                                  June 30,      March 31,   December 31,    June 30,      March 31,   December 31,
                                                    2005          2005          2004          2005          2005          2004
                                                ------------  ------------  ------------  ------------  ------------  ------------
Revenues:
  Discount revenue, net card fees and other     $      2,134  $      1,997  $      2,103  $         36  $         31  $         42
  Cardmember lending:
      Finance charge revenue                             251           247           240
      Interest expense                                    86            83            78
                                                ------------  ------------  ------------
        Net finance charge revenue                       165           164           162
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Total                                            2,299         2,161         2,265            36            31            42
                                                ------------  ------------  ------------  ------------  ------------  ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                              328           310           312
  Provision for losses and benefits                      239           228           199
  Human resources and other operating expenses         1,469         1,365         1,518            36            31            42
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Total                                            2,036         1,903         2,029  $         36  $         31  $         42
                                                ------------  ------------  ------------  ------------  ------------  ------------
Pretax segment income                                    263           258           236
Income tax provision                                      26            56            52
                                                ------------  ------------  ------------
Segment income                                  $        237  $        202  $        184
                                                ============  ============  ============

                                                               Managed Basis
                                                ----------------------------------------
                                                  June 30,      March 31,   December 31,
                                                    2005          2005          2004
                                                ------------  ------------  ------------
Revenues:
  Discount revenue, net card fees and other     $      2,170  $      2,028  $      2,145
  Cardmember lending:
      Finance charge revenue
      Interest expense
        Net finance charge revenue
                                                ------------  ------------  ------------
      Total                                            2,335         2,192         2,307
                                                ------------  ------------  ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services
  Provision for losses and benefits
  Human resources and other operating expenses         1,505         1,396         1,560
                                                ------------  ------------  ------------
      Total                                     $      2,072  $      1,934  $      2,071
                                                ------------  ------------  ------------
Pretax segment income
Income tax provision
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2005, March 31, 2005 and December 31, 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                September 30,
                                                        ----------------------------     Percentage
                                                            2005            2004          Inc/(Dec)
                                                        ------------    ------------    ------------
Card billed business:                                   $         42    $         36            15.2%
Total cards-in-force (millions):                                22.2            21.5             3.1
Basic cards-in-force (millions):                                17.6            17.1             2.9
Average quarterly basic cardmember spending (dollars)   $      2,384    $      2,107            13.1%

Global Corporate & International Consumer Travel
  Travel sales                                          $        4.4    $        4.2             3.0%
  Travel commissions and fees/sales                              8.6%            9.4%

International banking
  Total loans                                           $        6.9    $        6.4             8.3%
  Private banking holdings                              $       20.2    $       17.1            18.3%

Total segment assets                                    $       51.0    $       44.4            14.9%
Segment capital                                         $        3.8    $        3.6             6.2%
Return on segment capital (A)                                   23.3%           23.1%

Cardmember receivables:
  Total receivables                                     $       15.2    $       13.3            14.2%
  90 days past due as a % of total                               1.2%            1.5%
  Net loss ratio as a % of charge volume                        0.24%           0.18%

Cardmember lending - owned basis:
  Total loans                                           $        7.5    $        6.5            15.4%
  30 days past due loans as a % of total                         2.8%            2.5%
  Average loans                                         $        7.3    $        6.5            13.5%
  Net write-off rate                                             5.0%            5.1%
  Net finance charge revenue*/average loans                      9.3%            9.8%

(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                                Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                 September 30,     June 30,        March 31,      December 31,   September 30,
                                                      2005           2005            2005             2004           2004
                                                 -------------   -------------   -------------   -------------   -------------
Revenues:
  Discount revenue, net card fees and other      $       2,067   $       2,134   $       1,997   $       2,103   $       1,902
  Cardmember lending:
      Finance charge revenue                               259             251             247             240             222
      Interest expense                                      88              86              83              78              65
                                                 -------------   -------------   -------------   -------------   -------------
        Net finance charge revenue                         171             165             164             162             157
                                                 -------------   -------------   -------------   -------------   -------------
      Total                                              2,238           2,299           2,161           2,265           2,059
                                                 -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                310             328             310             312             285
  Provision for losses and benefits                        270             239             228             199             174
  Human resources and other operating expenses           1,333           1,469           1,365           1,518           1,286
                                                 -------------   -------------   -------------   -------------   -------------
      Total                                              1,913           2,036           1,903           2,029           1,745
                                                 -------------   -------------   -------------   -------------   -------------
Pretax segment income                                      325             263             258             236             314
Income tax provision                                        71              26              56              52              90
                                                 -------------   -------------   -------------   -------------   -------------
Segment income                                   $         254   $         237   $         202   $         184   $         224
                                                 =============   =============   =============   =============   =============

(Preliminary)
                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                       ----------------------------------------------------------------------------
                                                       September 30,      June 30,        March 31,    December 31,   September 30,
                                                            2005            2005            2005           2004            2004
                                                       -------------   -------------   -------------   ------------   -------------
Card billed business:                                  $          42   $          42   $          39   $         41   $          36
Total cards-in-force (millions):                                22.2            22.0            21.7           21.6            21.5
Basic cards-in-force (millions):                                17.6            17.5            17.2           17.2            17.1
Average quarterly basic cardmember spending (dollars)  $       2,384   $       2,449   $       2,275   $      2,387   $       2,107

Global Corporate & International Consumer Travel
  Travel sales                                         $         4.4   $         5.1   $         4.6   $        5.0   $         4.2
  Travel commissions and fees/sales                              8.6%            8.8%            8.4%           9.1%            9.4%

International banking
  Total loans                                          $         6.9   $         7.0   $         7.0   $        6.9   $         6.4
  Private banking holdings                             $        20.2   $        19.8   $        18.9   $       18.6   $        17.1

Total segment assets                                   $        51.0   $        49.7   $        48.5   $       47.9   $        44.4
Segment capital                                        $         3.8   $         3.9   $         3.8   $        3.8   $         3.6
Return on segment capital (A)                                   23.3%           22.9%           22.3%          22.0%           23.1%

Cardmember receivables:
  Total receivables                                    $        15.2   $        14.7   $        14.4   $       13.7   $        13.3
  90 days past due as a % of total                               1.2%            1.3%            1.4%           1.5%            1.5%
  Net loss ratio as a % of charge volume                        0.24%           0.20%           0.22%          0.21%           0.18%

Cardmember lending - owned basis:
  Total loans                                          $         7.5   $         7.2   $         7.1   $        7.3   $         6.5
  30 days past due loans as a % of total                         2.8%            2.7%            2.8%           2.3%            2.5%
  Average loans                                        $         7.3   $         7.1   $         7.2   $        7.0   $         6.5
  Net write-off rate                                             5.0%            4.8%            4.3%           4.5%            5.1%
  Net finance charge revenue*/average loans                      9.3%            9.3%            9.2%           9.4%            9.8%

(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

* - Computed on an annualized basis.

(Preliminary)
                      GLOBAL NETWORK & MERCHANT SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                Quarters Ended
                                                                 September 30,
                                                        ----------------------------     Percentage
                                                            2005            2004          Inc/(Dec)
                                                        ------------    ------------    ------------
Revenues:
  Discount revenue, fees and other                      $        716    $        659             8.9%
                                                        ------------    ------------
Expenses:
  Marketing and promotion                                        167             108            54.5
  Provision for losses                                            19             (43)              #
  Human resources and other operating expenses                   316             322            (1.8)
                                                        ------------    ------------
    Total                                                        502             387            29.8
                                                        ------------    ------------
Pretax segment income                                            214             272           (20.8)
Income tax provision                                              73              99           (24.6)
                                                        ------------    ------------
Segment income                                          $        141    $        173           (18.6)
                                                        ============    ============

# - Denotes a variance of more than 100%.

(Preliminary)
                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                Quarters Ended
                                                                 September 30,
                                                        ----------------------------     Percentage
                                                            2005            2004          Inc/(Dec)
                                                        ------------    ------------    ------------
Global Card billed business (A)                         $        122    $        103            18.4%

Global Network & Merchant Services:
  Total segment assets                                  $        4.5    $        3.5            32.4%
  Segment capital                                       $        1.2    $        1.0            20.8%
  Return on segment capital (B)                                 48.7%           56.4%

Global Network Services:
  Card billed business:                                 $          6    $          4            35.2%
  Total cards-in-force (millions):                               9.9             7.4            36.1%

(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)
                      GLOBAL NETWORK & MERCHANT SERVICES
                             STATEMENTS OF INCOME

(Millions)

                                                                                 Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                 September 30,     June 30,        March 31,      December 31,   September 30,
                                                     2005            2005             2005            2004           2004
                                                 -------------   -------------   -------------   -------------   -------------
Revenues:
  Discount revenue, fees and other               $         716   $         718   $         663   $         703   $         659
                                                 -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing and promotion                                  167             131             165             105             108
  Provision for losses                                      19              17              17              14             (43)
  Human resources and other operating expenses             316             326             311             373             322
                                                 -------------   -------------   -------------   -------------   -------------
    Total                                                  502             474             493             492             387
                                                 -------------   -------------   -------------   -------------   -------------
Pretax segment income                                      214             244             170             211             272
Income tax provision                                        73              90              60              77              99
                                                 -------------   -------------   -------------   -------------   -------------
Segment income                                   $         141   $         154   $         110   $         134   $         173
                                                 =============   =============   =============   =============   =============

(Preliminary)
                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                 September 30,     June 30,        March 31,      December 31,   September 30,
                                                     2005            2005             2005            2004           2004
                                                 -------------   -------------   -------------   -------------   -------------
Global Card billed business (A)                  $         122   $         121   $         109   $         116   $         103

Global Network & Merchant Services:
  Total segment assets                           $         4.5   $         4.7   $         4.6   $         3.9   $         3.5
  Segment capital                                $         1.2   $         1.1   $         1.1   $         1.1   $         1.0
  Return on segment capital (B)                           48.7%           53.5%           53.2%           55.8%           56.4%

Global Network Services:
  Card billed business:                          $           6   $           6   $           5   $           5   $           4
  Total cards-in-force (millions):                         9.9             9.2             8.9             8.8             7.4

(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.


(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.